                                                FILED PURSUANT TO RULE 424(B)(2)
                                                           FILE NUMBER 333-39275

PRICING SUPPLEMENT NO. 3
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated April 28, 2000)

                                 --------------

                                    $608,235

                                  CYGNUS, INC.

                                  Common Stock

                                 --------------


----------------------------------------------------------- --------------------------
DATE OF PURCHASE                                                 SEPTEMBER 8, 2000
----------------------------------------------------------- --------------------------
NUMBER OF SHARES                                                     50,000
----------------------------------------------------------- --------------------------
PRICE PER SHARE                                                     $12.1647
----------------------------------------------------------- --------------------------
PROCEEDS TO CYGNUS                                                  $608,235
----------------------------------------------------------- --------------------------












           The date of this Pricing Supplement is September 11, 2000.